Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of CTC Media, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Yuliana Slashcheva, Chief Executive Officer and Nikolay Surikov, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1                                         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2                                         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yuliana Slashcheva

Yuliana Slashcheva
Chief Executive Officer
April 30, 2014

/s/ Nikolay Surikov

Nikolay Surikov
Chief Financial Officer
April 30, 2014